UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2008
SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133

(Address of principal executive offices)	(Zip Code)
(305) 441-6901
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
Submission of Matters to a Vote of Security Holders.
     The election of our board of directors was submitted to a vote of security holders, through the solicitation of proxies pursuant to Section 14A under the Securities Exchange Act of 1934, as amended, at the annual meeting of stockholders held on June 3, 2008 (the “Annual Meeting”).
     At the Annual Meeting, our shareholders approved the election of seven director nominees to hold office until their successors are duly elected and qualified. The voting results relating to the director elections are set forth in the tables below.

		Votes Against/
Directors	Votes For	Withheld
Raúl Alarcón, Jr.	249,061,055	23,244,586
Pablo Raúl Alarcón, Sr.	247,211,522	25,094,119
Joseph A. García	250,320,688	21,984,953
Antonio S. Fernandez	249,046,794	23,258,847
José A. Villamil	250,320,688	21,984,953
Mitchell A. Yelen	249,203,020	23,102,621
Jason L. Shrinsky	248,112,827	24,192,814
     There were no broker non-votes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)
June 13, 2008	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Executive Vice President and Secretary

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